Century II Variable Products

Product Features

Personal Risk Profile
Helps you determine the type of investor you are and the level of risk you are willing to assume.

Asset Allocation Models
Help you choose investment categories and subaccounts that match your goals and comfort levels.

Portfolio Rebalancing
Automatically adjusts your portfolio every three months to maintain your desired level of diversification.

Transfer Privileges
Allows transfers between variable subaccounts and/or the Fixed Account without any current tax consequences.

Not authorized for distribution unless preceded or accompanied by a current prospectus.

Kansas City Life Insurance Company
3520 Broadway
Kansas City, MO  64111



                                                August 28, 1998



Dear Valued  Customer:

Enclosed are semi-annual reports for the 14 investment subaccounts supporting your Century II variable contract. While reviewing this current information, keep in mind that your variable contract is part of a long-term financial plan designed to work for you over many years.


You, like others, have recognized the importance of including a Kansas City Life variable product in your overall financial planning. That's evidenced by the dramatic increase in demand for variable products, not only at Kansas City Life but throughout the industry. Century II variable product sales have increased 247 percent over this time last year and now represent more than 60 percent of all new first year premiums.

Market conditions over the past several months have been volatile. Concerns over Asia's economic condition, mixed earnings reports from U.S. companies, signs of a softening economy and sharp declines in commodity prices have contributed to the recent market fluctuations. This may be a good time to talk with your representative about rebalancing your portfolio and bringing your asset allocation back into line with your risk-tolerance and investment objectives. Remember, the road to your financial future may have some bumps, but that doesn't mean you should stop driving.

Also enclosed are supplements for the MFS World Governments Series and Federated High Income Bond Fund II subaccounts. We recommend you keep these with your most recent version of the Century II Product Funds Prospectus. If you have questions about the enclosed materials or your Century II variable contract, please call your registered representative or Kansas City Life at 1-800-616-3670. You also may obtain policy and billing information 24 hours a day, 7 days a week by calling 1-800-572-2467.

We appreciate your business and thank you for the trust you have placed in us. Kansas City Life remains committed to helping customers build a financially sound future for themselves and their families.


                            Sincerely,



                          /s/R. Philip Bixby, President


Securities offered through Sunset Financial Services, Inc., 3520 Broadway, Kansas City, MO 64111, (816) 753-7000 (OSJ), Member NASD/SIPC.